UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 31, 2000

                               ALLTEL CORPORATION
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             (Exact name of registrant as specified in its charter)



   Delaware                      1-4996                        34-0868285
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(State or other           (Commission File Number)          (I.R.S. Employer
 jurisdiction of                                             Identification No.)
 incorporation or
 organization)


 One Allied Drive, Little Rock, Arkansas                            72202
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code           (501) 905-8000
                                                   -----------------------------


                                 Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)

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     Item 5.      Other Events

         On January 31, 2000, ALLTEL Corporation (the "Company") Bell Atlantic Corporation ("Bell Atlantic"), GTE Corporation ("GTE") and Vodafone Airtouch signed agreements to exchange wireless properties in 13 states. Upon the closing of the transactions, Bell Atlantic and GTE will transfer to ALLTEL interests in 27 wireless markets in Alabama, Arizona, Florida, Ohio, New Mexico, Texas and South Carolina, representing about 14 million POPs and more than 1.5 million wireless customers. ALLTEL will transfer to Bell Atlantic or GTE interests in 42 wireless markets in Illinois, Indiana, Iowa, Nevada, New York, and Pennsylvania, representing 6.3 million POPs and more than 700,000 customers. ALLTEL will also transfer certain of its minority investments in unconsolidated wireless properties, representing approximately 2.6 million POPs. In addition to the transfer of wireless assets, ALLTEL will also pay approximately $600 million in cash. Following the completion of the transactions, ALLTEL will have a total of 46 million cellular POPs and almost 5.8 million wireless customers. The companies expect to complete the transactions by mid-2000.

         The companies also signed a new national roaming agreement, which will allow their customers to roam on each other's networks at reduced rates across a footprint that covers almost 95 percent of the U.S. population. Using a common digital technology called CDMA, the companies will form the nation's largest standardized digital wireless network.

         A press release, dated February 1, 2000, announcing the agreements to exchange the wireless properties was issued by ALLTEL and is filed as an exhibit hereto and incorporated by reference herein.

     Item 7.      Financial Statements, Pro Forma Financial Information and
     Exhibits

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits.

              99.1   Press Release dated February 1, 2000 of ALLTEL Corporation.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                 ALLTEL CORPORATION
                                   ---------------------------------------------
                                                   (Registrant)


                                          By:  /s/ Jeffery R. Gardner
                                 -----------------------------------------------
                                                   Jeffery R. Gardner
                                 Senior Vice President - Chief Financial Officer
                                           (Principal Financial Officer)
                                                 February 8, 2000








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                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number                   Description of Exhibits                     Page Number
------                   -----------------------                     -----------
 99.1    Press Release of ALLTEL Corporation dated February 1, 2000       5















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